UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

September 9, 2020

Date of Report (Date of Earliest Event Reported)

Fortive Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-37654	47-5654583
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6920 Seaway Blvd

Everett, WA 98203

(Address of principal executive offices)

Registrant’s telephone number, including area code: (425) 446-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Each Exchange on Which Registered
Common stock, par value $.01 per share	FTV	New York Stock Exchange
5.00% Mandatory Convertible Preferred Stock $0.01 par value	FTV.PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

James A. Lico, President and Chief Executive Officer of Fortive Corporation (the “Company”), and Charles E. McLaughlin, Senior Vice President and Chief Financial Officer of the Company, will participate in a fireside chat on September 9, 2020 with attendees of the Vertical Research Partners’ Global Industrial Conference (the “Vertical Conference”). During the Vertical Conference, Messrs. Lico and McLaughlin expect to discuss, among other matters, that, based on better than expected performance across both the Professional Instrumentation segment and the Industrial Technologies segment during the first two months of the third fiscal quarter of 2020, (i) the Company expects its total consolidated revenue for the third fiscal quarter of 2020 (“Q3 2020”) to decline by 3% to 0% on a year-over-year basis, reflecting an update to the guidance issued on July 28, 2020 for a decline of 8% to 5% and (ii) the Company expects total revenue for the Professional Instrumentation segment to decline on a year-over-year basis by mid-single digits to low single digits in Q3 2020 and total revenue for the Industrial Technologies segment to grow on a year-over-year basis by low single digits or more in Q3 2020.

The information contained in this Item 7.01 of this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding Forward-Looking Statements:

Statements in this Current Report that are not strictly historical, including statements regarding anticipated financial results, are “forward-looking” statements within the meaning of the federal securities laws. There are a number of important factors that could cause actual results to differ materially from those suggested or indicated by such forward-looking statements and you should not place undue reliance on any such forward-looking statements. These factors include, among other things: the duration and impact of the COVID-19 pandemic, deterioration of or instability in the economy, the markets the Company serves, international trade policies and the financial markets, trade relations with China, the phase out of the London Interbank Offered Rate, contractions or lower growth rates and cyclicality of markets the Company serves, competition, changes in industry standards and governmental regulations, the Company’s ability to successfully identify, consummate, integrate and realize the anticipated value of appropriate acquisitions and successfully complete divestitures and other dispositions, the Company’s ability to separate into two independent, publicly traded companies on a timely basis and with the intended benefits, the Company’s ability to develop and successfully market new products, software, and services and expand into new markets, the potential for improper conduct by the Company’s employees, agents or business partners, impact of divestitures, contingent liabilities relating to acquisitions and divestitures, impact of changes to tax laws, the Company’s compliance with applicable laws and regulations and changes in applicable laws and regulations, risks relating to international economic, political, legal, compliance and business factors, risks relating to potential impairment of goodwill and other intangible assets, currency exchange rates, tax audits and changes in the Company’s tax rate and income tax liabilities, the impact of the Company’s debt obligations on the Company’s operations, litigation and other contingent liabilities including intellectual property and environmental, health and safety matters, the Company’s ability to adequately protect the Company’s intellectual property rights, risks relating to product, service or software defects, product liability and recalls, risks relating to product manufacturing, the Company’s relationships with and the performance of the Company’s channel partners, commodity costs and surcharges, the Company’s ability to adjust purchases and manufacturing capacity to reflect market conditions, reliance on sole sources of supply, security breaches or other disruptions of the Company’s information technology systems, adverse effects of restructuring activities, impact of changes to U.S. GAAP, labor matters, and disruptions relating to man-made and natural disasters. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in the Company’s SEC filings, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 and on Form 10-Q for the quarters ended March 27, 2020 and June 26, 2020. These forward-looking statements speak only as of the date of this release, and Fortive does not assume any obligation to update or revise any forward-looking statement, whether as a result of new information, future events and developments or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTIVE CORPORATION

By:	/s/ Daniel B. Kim
Name:	Daniel B. Kim
Title:	Vice President - Associate General Counsel and Secretary

Date: September 9, 2020